GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments

July 31, 2025 (Unaudited)

Shares	Description	Value

Common Stocks*(a) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
39,366	Gazprom PJSC	$ —
3,021	LUKOIL PJSC	—
27,893	Rosneft Oil Co. PJSC	—

		—

TOTAL COMMON STOCKS (Cost $621,979)		$ —

Exchange Traded Funds – 55.2%
105,700	Goldman Sachs Access U.S. Preferred Stock & Hybrid ETF(b)	$ 5,347,152
7,000	iShares Core MSCI Emerging Markets ETF	422,310
17,100	iShares Global Clean Energy ETF	229,311
2,400	iShares JP Morgan USD Emerging Markets Bond ETF	222,888
72,300	SPDR Blackstone Senior Loan ETF	3,011,295
35,200	SPDR Bloomberg Convertible Securities ETF	2,989,184
9,900	Vanguard Real Estate ETF	882,486
354,000	Vanguard Short-Term Inflation-Protected Securities ETF	17,700,000

TOTAL EXCHANGE TRADED FUNDS (Cost $30,555,140)		$30,804,626

Shares	Dividend Rate	Value

Investment Company(b) – 35.6%
Goldman Sachs Financial Square Government Fund – Institutional Shares
19,831,518	4.191%	$19,831,518
(Cost $19,831,518)

TOTAL INVESTMENTS – 90.8% (Cost $51,008,637)		$50,636,144

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.2%		5,153,821

NET ASSETS – 100.0%		$55,789,965

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(b)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At July 31, 2025, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	ILS	1,620,000	USD	462,787	09/17/25	$14,282
	MXN	9,560,000	USD	499,670	09/17/25	4,426
	USD	12,592,783	AUD	19,360,000	09/17/25	139,634
	USD	7,859,720	CAD	10,650,000	09/17/25	155,319
	USD	14,234,865	CHF	11,490,000	09/17/25	2,666
	USD	316,049	CLP	303,780,000	09/17/25	3,698
	USD	131,324	CZK	2,760,000	09/17/25	3,010
	USD	9,957,353	EUR	8,560,000	09/17/25	156,878
	USD	9,096,066	GBP	6,720,000	09/17/25	217,048
	USD	66,474	HUF	22,780,000	09/17/25	1,639
	USD	68,604	ILS	230,000	09/17/25	872
	USD	1,133,244	INR	98,600,000	09/17/25	9,497
	USD	9,338,178	JPY	1,341,120,000	09/17/25	396,034
	USD	366,475	KRW	505,110,000	09/17/25	3,440
	USD	3,348,209	NOK	33,230,000	09/17/25	133,046
	USD	7,222,489	NZD	11,880,000	09/17/25	211,745
	USD	728,736	PHP	41,750,000	09/17/25	12,637
	USD	96,478	PLN	350,000	09/17/25	3,158
	USD	4,598,812	SEK	43,370,000	09/17/25	154,401

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	74,856	ZAR	1,340,000	09/17/25	$1,544

TOTAL						$1,624,974

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	AUD	20,030,000	USD	13,090,775	09/17/25	$(206,654)
	BRL	2,550,000	USD	456,490	09/17/25	(6,690)
	CAD	11,380,000	USD	8,370,972	09/17/25	(138,475)
	CHF	12,750,000	USD	15,825,770	09/17/25	(32,860)
	CLP	211,830,000	USD	226,539	09/17/25	(8,733)
	CZK	14,820,000	USD	692,280	09/17/25	(3,291)
	EUR	9,740,000	USD	11,203,236	09/17/25	(51,761)
	GBP	7,260,000	USD	9,852,028	09/17/25	(259,519)
	HUF	214,530,000	USD	612,137	09/17/25	(1,564)
	IDR	4,552,580,000	USD	280,060	09/17/25	(4,558)
	INR	73,360,000	USD	851,702	09/17/25	(15,617)
	JPY	1,291,950,000	USD	9,130,284	09/17/25	(515,988)
	KRW	550,300,000	USD	404,607	09/17/25	(9,093)
	NOK	38,930,000	USD	3,867,413	09/17/25	(100,748)
	NZD	12,520,000	USD	7,575,659	09/17/25	(187,232)
	PHP	54,520,000	USD	961,281	09/17/25	(26,150)
	PLN	2,380,000	USD	642,726	09/17/25	(8,154)
	SEK	46,230,000	USD	4,855,559	09/17/25	(118,065)
	TWD	9,290,000	USD	322,831	09/17/25	(10,946)
	USD	370,187	CHF	300,000	09/17/25	(1,411)
	ZAR	10,280,000	USD	572,141	09/17/25	(9,717)

TOTAL						$(1,717,226)

FUTURES CONTRACTS — At July 31, 2025, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
3 Month SOFR	4	03/16/27	$967,250	$(1,675)
3 Month SOFR	8	06/15/27	1,935,400	(2,625)
3 Month SOFR	9	09/14/27	2,177,213	(1,441)
3 Month SOFR	9	12/14/27	2,176,313	(1,114)
3M Euribor	3	09/14/26	839,338	(866)
3M Euribor	2	06/15/26	559,787	(725)
3M Euribor	4	12/14/26	1,118,375	(1,351)
3M Euribor	4	03/15/27	1,117,577	(1,409)
3M Euribor	3	06/14/27	837,583	(888)
3M Euribor	2	09/13/27	557,989	(128)
5 Year U.S. Treasury Notes	22	09/30/25	2,379,781	(9,241)
ASX 90 Day Bank Accepted Bills	2	03/12/26	1,275,269	(390)
ASX 90 Day Bank Accepted Bills	4	06/11/26	2,550,663	(250)
Brent Crude	4	08/29/25	286,800	11,508
CAC40 Index	4	08/15/25	355,073	(91)

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Coffee	1	12/18/25	$108,263	$(18,469)
Copper	1	03/27/26	112,063	(31,000)
Corn	7	12/12/25	144,813	(9,700)
Cotton No.2	1	03/09/26	34,300	(305)
DAX Index	1	09/19/25	689,313	19,600
Dollar Index	11	09/15/25	1,097,173	18,465
E-Mini Nasdaq 100 Index	4	09/19/25	1,869,200	112,732
Euro Stoxx 50 Index	37	09/19/25	2,254,782	12,735
Euro-Schatz	6	09/08/25	732,992	(1,598)
French 10 Year Government Bonds	2	09/08/25	281,397	585
FTSE 100 Index	10	09/19/25	1,204,961	28,972
FTSE/JSE Top 40 Index	6	09/18/25	300,082	9,882
FTSE/MIB Index	2	09/19/25	469,147	3,338
Gasoline RBOB	1	09/30/25	85,126	9,412
Gold	2	12/29/25	669,720	(8,950)
Hang Seng Index	3	08/28/25	472,854	(15,325)
HSCEI	6	08/28/25	339,554	(10,389)
IBEX 35 Index	2	08/15/25	329,037	11,008
Ice 3M Sonia Index	1	06/16/26	318,326	(429)
Ice 3M Sonia Index	2	09/15/26	637,114	(644)
Ice 3M Sonia Index	2	12/15/26	637,346	(413)
Ice 3M Sonia Index	3	03/16/27	956,117	(171)
Ice 3M Sonia Index	3	06/15/27	955,919	(81)
Ice 3M Sonia Index	3	09/14/27	955,622	(36)
Ice 3M Sonia Index	2	12/14/27	636,850	281
Live Cattle	1	12/31/25	89,570	2,600
LME Lead	31	08/18/25	1,502,772	(71,107)
LME Lead	13	09/15/25	634,403	(40,370)
LME Lead	7	11/17/25	345,963	(17,410)
LME Lead	7	01/19/26	348,775	(9,107)
LME Lead	6	05/18/26	303,075	(3,009)
LME Nickel	21	08/18/25	1,861,375	(155,534)
LME Nickel	21	10/13/25	1,877,721	(178,893)
LME Nickel	10	11/17/25	898,624	(89,772)
LME Nickel	9	09/15/25	801,296	(7,859)
LME Nickel	20	01/19/26	1,812,907	(83,161)
LME Nickel	9	02/16/26	818,832	(105,822)
LME Nickel	10	04/13/26	916,490	(61,142)
LME Nickel	9	05/18/26	828,579	(17,152)
LME Primary Aluminum	55	09/15/25	3,525,308	(74,205)
LME Primary Aluminum	30	10/13/25	1,923,383	(20,024)
LME Primary Aluminum	27	01/19/26	1,736,174	94,539
LME Primary Aluminum	28	08/18/25	1,794,716	29,628
LME Primary Aluminum	2	05/18/26	129,443	(1,143)
LME Zinc	47	08/18/25	3,242,401	(127,811)
LME Zinc	28	09/15/25	1,933,414	(103,243)
LME Zinc	26	10/13/25	1,796,301	(180,087)
LME Zinc	12	12/15/25	830,325	(37,878)
LME Zinc	23	01/19/26	1,593,181	(24,171)
LME Zinc	11	05/18/26	764,019	25,257
Low Sulphur Gas Oil	2	09/11/25	139,900	1,913
Natural Gas	2	03/27/26	71,700	(7,820)
NY Harbor ULSD	1	08/29/25	100,628	84

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
NY Harbor ULSD	1	11/28/25	$98,822	$3,387
Omxs30 Index	11	08/15/25	290,050	3,037
S&P 500 E-Mini Index	59	09/19/25	18,804,038	834,435
S&P Toronto Stock Exchange 60 Index	2	09/18/25	468,043	11,816
Silver	2	09/26/25	367,120	(7,690)
Soybean	3	01/14/26	151,125	(9,937)
Soybean Meal	1	12/12/25	27,600	(830)
Soybean Meal	3	01/14/26	83,910	(5,880)
Soybean Oil	4	01/14/26	131,640	(1,440)
Sugar 11	4	02/27/26	76,026	(7,030)
TOPIX Futures	6	09/11/25	1,173,342	59,881
VSTOXX Index	36	08/20/25	73,333	(3,064)
Wheat	5	12/12/25	135,850	(7,438)
WTI Crude	3	08/20/25	207,780	6,147

Total				$(268,491)

Short position contracts:
10 Year U.K. Long Gilt	(31)	09/26/25	(3,773,044)	(21,938)
10 Year U.S. Treasury Notes	(20)	09/19/25	(2,221,250)	(5,062)
2 Year U.S. Treasury Notes	(4)	09/30/25	(827,938)	844
20 Year U.S. Treasury Bonds	(2)	09/19/25	(228,375)	(3,563)
3 Month SOFR	(2)	12/15/26	(483,075)	63
3 Month SOFR	(17)	06/16/26	(4,087,650)	7,089
3 Month SOFR	(10)	09/15/26	(2,410,750)	2,868
3 Month SOFR	(19)	03/17/26	(4,558,575)	6,931
30 Year German Euro-Buxl	(3)	09/08/25	(401,862)	3,161
3M CORRA	(4)	03/17/26	(702,981)	117
3M CORRA	(2)	06/16/26	(351,563)	27
3M CORRA	(2)	09/15/26	(351,490)	(36)
3M Euribor	(4)	12/15/25	(1,119,288)	207
5 Year German Euro-Bobl	(4)	09/08/25	(535,314)	(18)
5 Year German Euro-Bund	(39)	09/08/25	(5,772,529)	(13,344)
ASX 90 Day Bank Accepted Bills	(8)	12/11/25	(5,099,953)	326
Australian 10 Year Government Bonds	(38)	09/15/25	(2,778,753)	—
Brent Crude	(3)	09/30/25	(212,400)	(10,304)
Canada 10 Year Government Bonds	(53)	09/18/25	(4,609,960)	5,298
CBOE Volatility Index	(8)	08/20/25	(143,653)	17,460
CBOE Volatility Index	(12)	09/17/25	(238,450)	6,357
CBOE Volatility Index	(4)	10/22/25	(83,461)	2,187
Corn	(19)	09/12/25	(374,300)	25,303
Cotton No.2	(4)	12/08/25	(134,500)	1,404
E-Mini Russell 2000 Index	(1)	09/19/25	(111,010)	3,760
Euro BTP	(21)	09/08/25	(2,894,036)	(1,287)
Ice 3M Sonia Index	(2)	03/17/26	(635,794)	—
Japan 10 Year Government Bond	(5)	09/12/25	(4,576,592)	(8,687)
Korea 10 Year Government Bonds	(64)	09/16/25	(5,470,551)	(27,142)
Lean Hogs	(2)	10/14/25	(71,660)	(1,660)
LME Lead	(31)	08/18/25	(1,502,771)	71,229
LME Lead	(18)	09/15/25	(878,405)	28,171
LME Lead	(7)	11/17/25	(345,963)	10,664
LME Lead	(7)	01/19/26	(348,775)	5,111
LME Lead	(6)	05/18/26	(303,075)	3,158
LME Nickel	(21)	08/18/25	(1,861,375)	111,365

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
LME Nickel	(21)	10/13/25	$(1,877,721)	$152,696
LME Nickel	(10)	11/17/25	(898,624)	87,073
LME Nickel	(12)	09/15/25	(1,068,395)	21,555
LME Nickel	(19)	01/19/26	(1,722,262)	165,684
LME Nickel	(9)	02/16/26	(818,832)	29,485
LME Nickel	(10)	04/13/26	(916,490)	19,011
LME Nickel	(9)	05/18/26	(828,579)	6,284
LME Primary Aluminum	(53)	09/15/25	(3,397,114)	(10,087)
LME Primary Aluminum	(30)	10/13/25	(1,923,382)	41,290
LME Primary Aluminum	(27)	01/19/26	(1,736,174)	(47,492)
LME Primary Aluminum	(28)	08/18/25	(1,794,716)	(6,538)
LME Zinc	(47)	08/18/25	(3,242,401)	244,811
LME Zinc	(29)	09/15/25	(2,002,464)	49,265
LME Zinc	(26)	10/13/25	(1,796,301)	20,480
LME Zinc	(12)	12/15/25	(830,325)	36,438
LME Zinc	(23)	01/19/26	(1,593,181)	22,611
LME Zinc	(10)	05/18/26	(694,563)	(25,687)
MSCI EAFE Index	(8)	09/19/25	(1,045,360)	23,514
MSCI Emerging Markets Index	(4)	09/19/25	(247,660)	(4,490)
Natural Gas	(6)	08/27/25	(186,360)	27,580
S&P Mid 400 Emini	(5)	09/19/25	(1,582,550)	(63,269)
Soybean	(9)	11/14/25	(445,163)	22,131
Soybean Oil	(4)	12/12/25	(131,376)	(2,706)
Sugar 11	(7)	09/30/25	(128,184)	1,210
Wheat	(11)	09/12/25	(288,088)	14,890

Total				$1,045,798

TOTAL FUTURES CONTRACTS				$777,307

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at July 31, 2025(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Purchased:
CDX.NA.IG Index 44	(1.000)%	0.512%	06/20/30		$4,500	$(102,555)	$(89,914)	$(12,641)
Protection Sold:
CDX.NA.HY Index 44	5.000	3.214	06/20/30		5,450	426,929	343,968	82,961
ICE CD ITXEB 43	1.000	0.537	06/20/30	EUR	7,750	199,229	181,324	17,905
ICE CD ITXEX 43	5.000	2.685	06/20/30		4,800	568,727	470,704	98,023

TOTAL						$1,092,330	$906,082	$186,248

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund(a)	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

JPOSSVHY Index	0.000%	JPMorgan Securities, Inc.	08/11/25	$2,214	$333
JPOSSVTY Index	0.000	JPMorgan Securities, Inc.	08/11/25	1,375	340
JPOSSVUA Index	0.000	JPMorgan Securities, Inc.	08/11/25	449	1,306

TOTAL					$1,979

(a)	Payments made at maturity.
#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There is no upfront payment on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to its market value.

A basket (JPOSSVTY) of Futures Contracts

Corporate Obligations	Sector	Shares	Value	Weight

10 Year U.S. Treasury Notes	Financials	3	$289	85.1
10 Year U.S. Treasury Notes	Financials	—	—	(0.1)
Micro E-mini Nasdaq-100 index	Technology	—	—	(0.1)
Micro E-mini Nasdaq-100 index	Technology	—	—	(0.1)

A basket (JPOSSVHY) of Exchange Traded Funds

iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	(5)	(3)	(1.0)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	(5)	(2)	(0.6)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	(5)	(1)	(0.2)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	(9)	(1)	(0.2)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	—	—	(0.1)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	—	—	(0.1)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	—	—	(0.1)
iShares iBoxx $ High Yield Corporate Bond ETF	Communication Services	—	—	(0.1)

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazil Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CZK	— Czech Republic Koruna
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesia Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippines Peso
PLN	— Polish Zloty
SEK	— Swedish Krona
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International

Abbreviations:
CDX.NA.HY Ind 44	— CDX North America High Yield Index 44
CDX.NA.IG Ind 44	— CDX North America Investment Grade Index 44
ICE	— Inter-Continental Exchange
ICE CD ITXEB	— iTraxx Europe Index
ICE CD ITXEX	— iTraxx Europe Crossover Index
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Multi-Strategy Alternatives Fund — The Cayman Commodity — MMA IV, LLC (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of July 31, 2025, the Fund’s net assets were $55,789,965 of which, $10,893,156 or 19.5%, represented the Subsidiary’s net assets.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invest in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives including future contracts typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

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July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of July 31, 2025:

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$—	$—
Exchange Traded Funds	30,804,626	—	—
Investment Company	19,831,518	—	—

Total	$50,636,144	$—	$—

Derivative Type

Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$1,624,974	$—
Futures Contracts	2,610,350	—	—
Credit Default Swap Contracts	—	198,889	—
Total Return Swap Contracts	—	1,979	—

Total	$2,610,350	$1,825,842	$—

Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,717,226)	$—
Futures Contracts	(1,833,043)	—	—
Credit Default Swap Contracts	—	(12,641)	—

Total	$(1,833,043)	$(1,729,867)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that a Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of a Fund to the markets and therefore could magnify changes to a Fund’s NAV.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Treasury regulations generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of

GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

July 31, 2025 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.